UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2025

UNITED HOMES GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39936	85-3460766
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

917 Chapin Road Chapin, South Carolina	29036
(Address of principal executive offices)	(Zip Code)
(844) 766-4663
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares, par value $0.0001 per share	UHG	The Nasdaq Stock Market LLC
Warrants, each exercisable for one Class A Common Share for $11.50 per share	UHGWW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
WF Credit Facility Amendment
On September 29, 2025 (the “Fourth Amendment Effective Date”), United Homes Group, Inc. (the “Company”) entered into the Fourth Amendment to the Second Amended and Restated Credit Agreement and Omnibus Amendment to Loan Documents (the “Fourth Amendment”), amending the Second Amended and Restated Credit Agreement (as amended, the “WF Credit Agreement”) by and among the Company, Great Southern Homes, Inc., a South Carolina corporation and a wholly-owned subsidiary of the Company (“GSH”), Rosewood Communities, Inc., a South Carolina corporation and a wholly-owned subsidiary of the Company (“Rosewood”),Wells Fargo Bank, National Association, as administrative agent (the “Administrative Agent”), Wells Fargo Securities, LLC, as the sole Lead Arranger and sole Bookrunner, and the lenders party thereto (the “Lenders”). Capitalized terms used and not otherwise defined herein have the meanings given in the WF Credit Agreement and the Fourth Amendment.
The Fourth Amendment amends certain financial covenants for the period beginning on the Fourth Amendment Effective Date and continuing until the Specified Covenant Termination Date, defined as January 1, 2026, provided that if the Debt Service Coverage Ratio is greater than or equal to 2.00 to 1.00 as of the last day of any fiscal quarter from the Fourth Amendment Effective Date through and including December 31, 2025, then the Specified Covenant Termination Date is one day prior to the last day of such fiscal quarter. The Fourth Amendment amends financial covenants as follows: (i) increases the minimum Tangible Net Worth for each quarter ending on or after September 30, 2025 to be no less than the sum of: (A) $71,005,357.00 (or, for the period beginning on the Fourth Amendment Effective Date through the Specified Covenant Termination Date, $76,005,357.00); plus (B) twenty-five percent (25%) of positive actual Consolidated Earnings earned in any fiscal quarter ending on or after September 30, 2025; plus (C) 100% of new equity contributed to the Borrower in any fiscal quarter ending on or after September 30, 2025; plus (D) 100% of any increase in Tangible Net Worth resulting from an Equity Issuance upon the conversion or exchange of any security constituting Indebtedness that is convertible or exchangeable, or is being converted or exchanged, for Equity Interests in any fiscal quarter ending on or after September 30, 2025; plus (E) 100% of the amount of any repurchase of Equity Interests in the Borrower in any fiscal quarter ending on or after the September 30, 2025; (ii) permits a minimum Debt Service Coverage Ratio of 1.35 to 1.00 for the fiscal quarter ending on September 30, 2025 and 1.50 to 1.00 for the fiscal quarter ending on December 31, 2025; and (iii) increases the minimum Liquidity threshold to at least $45,000,000 and the minimum Unrestricted Cash threshold to $17,500,000 for the period from the Fourth Amendment Effective Date through the Specified Covenant Termination Date.
The foregoing description of the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Fourth Amendment which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.
Kennedy Lewis Credit Facility Amendment
On September 29, 2025 (the “KL First Amendment Effective Date”), the Company entered into the First Amendment to Credit Agreement (the “KL First Amendment”), amending the Credit Agreement (as amended, the “KL Credit Agreement”) by and among the Company, GSH, the financial institutions from time to time a party thereto (collectively, the “KL Lenders”), and Kennedy Lewis Agency Partners LLC, as administrative agent (the “KL Administrative Agent”; the KL Administrative Agent and the other Lenders are referred to herein collectively as the “KL Lender Parties”). Capitalized terms used and not otherwise defined herein have the meanings given in the KL Credit Agreement and the KL First Amendment.
The KL First Amendment clarifies the amount of the Applicable Premium and Make-Whole Premium that may be payable in certain instances outlined in the KL Credit Agreement as follows: the portion of the Make-Whole Premium consisting of the present value of all required payments of interest on the Term Loans then being prepaid, repaid or that have become or declared accelerated shall be calculated from the Settlement Date through the second anniversary of the Closing Date, and, in the event the outstanding Obligations are repaid due to the occurrence of a Change of Control, the Applicable Premium shall be reduced by 50% of the amount then due and payable on the date of such prepayment. The KL First Amendment also provides that the minimum Debt Service Coverage Ratio shall be equal to or greater than 1.35 to 1.00 through December 31, 2025, provided that the Company and its Subsidiaries may allow such Debt Service Coverage to be less than 1.35 to 1.00 in two instances from December 11,

2024 until December 31, 2025 so long as the debt service coverage ratio is greater than or equal to 1.20 to 1.00 as of the last day of such fiscal quarter.
The foregoing description of the KL First Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the KL First Amendment which is filed herewith as Exhibit 10.2 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description
10.1
Fourth Amendment to the Second Amended and Restated Credit Agreement and Omnibus Amendment to Loan Documents, dated as of September 29, 2025, among United Homes Group, Inc., Great Southern Homes, Inc., Rosewood Communities, Inc., Wells Fargo Bank, National Association, and the lenders party thereto

10.2*	First Amendment to the Credit Agreement, dated as of September 29, 2025, among United Homes Group, Inc., Great Southern Homes, Inc., Kennedy Lewis Agency Partners, LLC, and the lenders party thereto
104	Cover page interactive data file (embedded within the Inline XBRL document)
* Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to supplementally furnish copies of any omitted schedules and exhibits to the Securities and Exchange Commission upon request.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: October 1, 2025

United Homes Group, Inc.

By:	/s/ Keith Feldman
Name:	Keith Feldman
Title:	Chief Financial Officer